VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549-0506

Re:
Separate Account VA B, SEC File No. 811-06032 (the “Registrant”)
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Life Insurance Company (the “Company”) on behalf of the Registrant, recently transmitted (or will transmit) to its policyholders the annual/semi-annual reports for the underlying management investment companies listed below (the “Portfolio Companies”). This filing incorporates by reference the reports of the following Portfolio Companies as required by Rule 30b2-1 under the Act:

PORTFOLIO COMPANY	SEC FILE NO.
AB Variable Products Series Fund, Inc.	811-05398
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
American Funds Insurance Series	811-03857
BlackRock Variable Series Funds, Inc.	811-03290
BlackRock Variable Series Funds II, Inc.	811-23346
Columbia Funds Variable Series Trust	811-08748
Columbia Funds Variable Series Trust II	811-22127
DFA Investment Dimensions Group Inc.	811-03258
Franklin Templeton Variable Insurance Products Trust	811-05583
Janus Aspen Series	811-07736
MFS® Variable Insurance Trust	811-08326
Nationwide Variable Insurance Trust	811-03213
Putnam Variable Trust	811–05346
State Street Variable Insurance Series Funds, Inc.	811-04041
Transamerica Funds	811-04556
Transamerica Series Trust	811-04419
Vanguard Variable Insurance Funds	811-05962
Variable Insurance Products Fund	811-03329
Variable Insurance Products Fund II	811-05511
Variable Insurance Products Fund III	811-07205
Variable Insurance Products Fund IV	811-03759
Victory Portfolios IV	811-24019
Voya Equity Trust	811-08817

Some of the options included in the Portfolio Companies’ reports may not be available under every Policy offered by the Registrant.

If you have any questions regarding this filing, please contact me at (720)488-7884.

Sincerely,

/s/ Brian G. Stallworth
Brian G. Stallworth Esq.
Transamerica Life Insurance Company